Exhibit 10.1

CONSENT AND JOINDER AGREEMENT
This CONSENT AND JOINDER AGREEMENT, dated October 4, 2016 (this “Consent and Joinder Agreement”) is delivered by 2016A Property Owner LLC (the "New Borrower") to BANK OF AMERICA, NATIONAL ASSOCIATION, as agent for each Lender (the “Agent”), pursuant to that certain Amended and Restated Revolving Credit Agreement, dated as of February 18, 2015 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Silver Bay Operating Partnership L.P., as the Master Property Manager, SB Financing Trust Owner LLC, as representative for all of the Borrowers (in such capacity, the “Borrower Representative”), the borrowers party thereto from time to time (the “Borrowers”), U.S. Bank National Association, as Calculation Agent and as Paying Agent, Bank of America, National Association as Joint Lead Arranger, as a Lender and as agent for each Lender, JPMorgan Chase Bank, National Association, as Joint Lead Arranger and a Lender and each Lender party thereto from time to time (the “Lender”); the terms defined therein and not otherwise defined herein being used herein as defined in the Credit Agreement.
Section 1.    Consent. Notwithstanding anything to the contrary in the Credit Agreement, the Required Lenders hereby consent and agree that for purposes of determining whether any of the Properties set forth on Schedule 1 hereto (such Properties, the "September 2016 Properties") is a Stabilized Property, each such September 2016 Property shall be subject to the requirements set forth in clause (b) of the definition of Stabilized Property applicable to Acquisition Financed Properties; provided, that for the avoidance of doubt, such September 2016 Properties shall have a Property Value of zero until such time the related Document Package is delivered in accordance with the provisions of the Credit Agreement.
Section 2.    Joinder. Pursuant to Section 3.2(b) of the Credit Agreement, the New Borrower hereby:
(1)    agrees that this Consent and Joinder Agreement may be attached to the Credit Agreement and that by the execution and delivery hereof, the New Borrower hereby accepts the duties and responsibilities of a Borrower under the Credit Agreement and the other Loan Documents, and agrees to assume the duties and be bound by each of the obligations of a Borrower and is hereby made a party to, and a Borrower under, the Credit Agreement and the other Loan Documents.
(2)    makes each of the representations and warranties made by the Borrowers under the Credit Agreement and each other Loan Document, as if each such representation or warranty was set forth herein, mutatis mutandis.
(3)    makes each of the covenants and agreements made by the Borrowers under the Credit Agreement and each other Loan Document, as if each such covenant was set forth herein, mutatis mutandis.
(4)    certifies that no event has occurred or is continuing as of the date hereof, or will result from the transactions contemplated hereby, that would constitute an Event of Default or a Default;

(5)    (a) agrees that it will comply with all the terms and conditions of the Credit Agreement as if it were an original signatory thereto and (b) agrees to provide to each Lender all such documents, instruments, agreements, and certificates required by such Lender in connection with the undersigned’s execution of this Consent and Joinder Agreement.
Section 3.    Effective as of the date hereof, the Agent, on behalf of each Lender, hereby consents to this Consent and Joinder Agreement and the New Borrower becoming a Borrower under the Loan Documents.
Section 4.    This Consent and Joinder Agreement shall become effective on the first date on which the New Borrower shall have delivered to the Agent the following documents and instruments, all of which shall be in form and substance acceptable to the Agent:
(a)    This Consent and Joinder Agreement, duly executed by an authorized officer of the New Borrower and each of the Guarantors.
(b)    An amendment to the Account Control Agreement, duly executed by an authorized officer of the New Borrower and each of the other parties thereto, pursuant to which such New Borrower becomes a party thereto.
(c)    An amendment to the Deposit Account Control Agreement relating to the Loan Account, duly executed by an authorized officer of the New Borrower and each of the other parties thereto, pursuant to which such New Borrower becomes a party thereto.
(d)    Original executed copies of the favorable written opinions of Orrick, Herrington & Sutcliffe LLP or Richards, Layton & Finger, P.A., counsel for the New Borrower, as to such matters as the Agent may reasonably request, dated as of the date hereof and otherwise in form and substance reasonably satisfactory to the Agent (and the New Borrower hereby instruct such counsel to deliver such opinions to the Agent).
(e)    A certificate of the secretary or assistant secretary of the New Borrower certifying as to the incumbency and genuineness of the signature of each officer of the New Borrower executing this Consent and Joinder Agreement and certifying that attached thereto is a true, correct and complete copy of (A) the certificate of formation or comparable Governing Documents, if any, of the New Borrower and all amendments thereto, certified as of a recent date by the appropriate Governmental Authority in the New Borrower’s jurisdiction of organization, (B) the Governing Documents of the New Borrower as in effect on the date of such certifications, (C) resolutions duly adopted by the board of directors or comparable governing body of the New Borrower authorizing, as applicable, the transactions contemplated hereunder and the execution, delivery and performance of this Consent and Joinder Agreement, the Credit Agreement and the other Loan Documents, and (D) certificates as of a recent date of the good standing or active status, as applicable, of the New Borrower under the laws of its jurisdiction of organization and short-form certificates as of a recent date of the good standing of the New Borrower under the laws of each other jurisdiction where the New Borrower is qualified to do business and where a failure to be so qualified could reasonably be expected to have a Material Adverse Effect.

(f)    The New Borrower shall be a limited liability company and shall have provided to the Agent the executed and delivered Governing Document of such New Borrower, in form and substance satisfactory to the Agent, which shall provide that such New Borrower is subject to the SPE Requirements.
(g)    Any documents (including, without limitation, financing statements) required to be filed, registered or recorded in order to create, in favor of the Agent, for the benefit of the Secured Parties, a perfected, first-priority security interest in the Collateral related to the New Borrower, subject to no Liens other than those created hereunder, shall have been properly prepared and executed for filing (including the applicable county(ies) if the Agent determines such filings are necessary in its sole discretion), registration or recording in each office in each jurisdiction in which such filings, registrations and recordations are required to perfect such first‑ priority security interest.
(h)    The Pledged Security related to such New Borrower and such instruments of assignment acceptable to the Agent duly executed in blank by the Trust Guarantor as are required to effect the transfer such Pledged Security.
(i)    Evidence in form and substance satisfactory to Agent that it has a first priority perfected security interest in the Pledged Security related to such New Borrower in accordance with the terms of the Loan Documents subject to no other Liens.
(j)    All other documents, certificates, resolutions, instruments and agreements as the Agent deems reasonably necessary in connection with this Consent and Joinder Agreement and by the other Loan Documents, including without limitation, each of the documents, certificates and opinions described in Article 3 of the Credit Agreement, in each case to the extent not previously executed and/or delivered by the New Borrower.
Section 5.    Each of the undersigned agrees from time to time, upon request of the Agent, to take such additional actions and to execute and deliver such additional documents and instruments as the Agent may reasonably request to effect the transactions contemplated by, and to carry out the intent of, this Consent and Joinder Agreement. Neither this Consent and Joinder Agreement nor any term hereof may be changed, waived, discharged or terminated, except by an instrument in writing signed by the Agent. Any notice or other communication herein required or permitted to be given shall be given in pursuant to Section 13.5 of the Credit Agreement, and all for purposes thereof, the notice address of the undersigned shall be the address as set forth on the signature page hereof. In case any provision in or obligation under this Consent and Joinder Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.
Section 6.    THIS CONSENT AND JOINDER AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS

PRINCIPLES (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW) THEREOF.
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IN WITNESS WHEREOF, the undersigned has caused this Consent and Joinder Agreement to be duly executed and delivered by its duly authorized officer as of the date above first written.
2016A PROPERTY OWNER LLC,
a Delaware limited liability company,

By:    SB Financing Trust Owner LLC,
a Delaware limited liability company,
Manager

By:    /s/ Thomas W. Brock
Name:     Thomas W. Brock
Title:     President and Chief Executive Officer
Address for Notices:

c/o SB Financing Trust Owner LLC
3300 Fernbrook Lane North, Suite 210
Plymouth, MN 55447
Attention: Legal Department
legal@silverbaymgmt.com

ACKNOWLEDGED AND ACCEPTED,
as of the date above first written:
BANK OF AMERICA, NATIONAL ASSOCIATION,
as the Agent and a Required Lender
By: /s/ Charu Venkat Mani
Name: Charu Venkat Mani
Title: Director
JPMORGAN CHASE BANK, NATIONAL ASSOCIATION,
as a Required Lender
By: /s/ Raj Kothari
Name: Raj Kothari
Title: Executive Director

[Signatures continue]

Signature Page to Consent and Joinder Agreement

SB FINANCING TRUST OWNER LLC,
a Delaware limited liability company,
as Guarantor

By:	/s/ Thomas W. Brock Thomas W. Brock, President and Chief Executive Officer

SB FINANCING TRUST,
a Delaware Statutory Trust,
as Guarantor

By:	SB Financing Trust Owner LLC, a Delaware limited liability company, its Administrator

By:	/s/ Thomas W. Brock Thomas W. Brock, President and Chief Executive Officer
SILVER BAY OPERATING PARTNERSHIP L.P.,
a Delaware limited partnership,
as Guarantor

By:	Silver Bay Management LLC, a Delaware limited liability company, its general partner

By:	Silver Bay Realty Trust Corp., a Maryland corporation its sole member

By:	/s/ Thomas W. Brock Thomas W. Brock, President and Chief Executive Officer
SILVER BAY REALTY TRUST CORP.,
a Maryland corporation,
as Guarantor

By:	/s/ Thomas W. Brock Thomas W. Brock, President and Chief Executive Officer
[End of Signatures]

Signature Page to Consent and Joinder Agreement

Schedule 1

September 2016 Properties

[attached]

Signature Page to Consent and Joinder Agreement